SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2006
Date of Report (date of earliest event reported)

CUBIC CORPORATION
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California 92123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.  Compensatory Arrangements of Certain Officers.

On November 29, 2006 Registrant’s Board of Directors authorized the Company to improve its Executive Life Insurance program.  This program will permit named executive officers and certain other employees, including executive officers, to obtain term life insurance in varying amounts up to $500,000 face value.  The Company will pay the premiums and the premium amounts will be imputed as taxable income to the participants.  The estimated annual cost to the Company for this change is approximately $30,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION
Date December 5, 2006
/s/ W. W. Boyle
W. W. Boyle
Chief Financial Officer